UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2005

NEXITY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-51273	63-0523669
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 Blue Lake Drive, Suite 330 Birmingham, Alabama	35243
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (205) 298-6391

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 17, 2005, the Board of Directors (the “Board”) of Nexity Financial Corporation (“Nexity”) increased the size of the Board from eight to nine members and elected Tommy E. Looper to fill the resulting vacancy. It has not yet been determined on which committees of the Board Mr. Looper will serve.

There is no arrangement or understanding between Mr. Looper and any other person pursuant to which he was selected as a director of Nexity, and there is no information required to be disclosed with respect to Mr. Looper pursuant to Item 404(a) of Regulation S-K.

A copy of Nexity’s press release announcing the election of Mr. Looper is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1    Press Release dated August 19, 2005, announcing the appointment of Tommy E. Looper to Nexity’s Board of Directors.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: August 19, 2005

NEXITY FINANCIAL CORPORATION

/s/ John J. Moran
By:	John J. Moran
Its:	Executive Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 19, 2005, announcing the appointment of Tommy E. Looper to Nexity’s Board of Directors.

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